UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   July 25, 2007

VEECO INSTRUMENTS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16244	11-2989601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Sunnyside Boulevard, Suite B, Woodbury, New York 11797

(Address of principal executive offices, including zip code)

(516) 677-0200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

On July 27, 2007, Veeco issued a press release announcing its financial results for the quarter ended June 30, 2007.  A copy of the press release is furnished as Exhibit 99.1 to this report. Veeco also posted to its website, www.veeco.com, a presentation reviewing its financial results. A copy of this presentation is furnished as Exhibit 99.2 to this report.

The information in this report, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Section 5 - Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 25, 2007, Veeco’s Board of Directors voted to increase the size of the Veeco Board from nine to ten members and appointed John R. Peeler as a Director.  Mr. Peeler joined Veeco as Chief Executive Officer on July 1, 2007.  Under Mr. Peeler’s employment agreement, he has the right to terminate his employment with the Company and receive severance compensation if he is not appointed to the Board within thirty days of his first day of employment with the Company or if he involuntarily ceases to be a member of the Board.

Prior to joining Veeco, Mr. Peeler served as Executive Vice President and President, Communications Test & Measurement Group of JDS Uniphase Corporation (“JDSU”), a position he held since the close of JDSU’s merger with Acterna, Inc. (“Acterna”), on August 3, 2005.  Before joining JDSU, Mr. Peeler served as President and Chief Executive Officer of Acterna.  He joined a predecessor of Acterna in 1980 and served in a series of increasingly senior leadership roles including Vice President of Product Development, Executive Vice President and Chief Operating Officer, and President and CEO of TTC, the Communications Test subsidiary.  Mr. Peeler was appointed as President and CEO of Acterna in 2003.  Mr. Peeler earned a B.S. degree in Electrical Engineering and graduated with high distinction from the University of Virginia.  He received the Virginia Governor’s Fellowship and subsequently earned a masters degree in Electrical Engineering, also from the University of Virginia.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description
99.1	Press release issued by Veeco Instruments Inc. dated July 27, 2007.

99.2	Veeco Q2 2007 Financial Highlights and Outlook dated July 27, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEECO INSTRUMENTS INC.

July 27, 2007	By:	/s/ Gregory A. Robbins
Gregory A. Robbins
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description
99.1	Press release issued by Veeco Instruments Inc. dated July 27, 2007.

99.2	Veeco Q2 2007 Financial Highlights and Outlook dated July 27, 2007.